Exhibit 99.2

LEO Pharma

N E W S R E L E A S E
CONTACTS:

LEO Pharma
Adam Estrup	Tel: +45 72 26 23 53
Director, Corporate Communications	email: adam.estrup@leo-pharma.com

Warner Chilcott
Paul Herendeen	Tel: +1 973-442-3200
Executive Vice President	email: pherendeen@wcrx.com
And Chief Financial Officer

LEO Pharma and Warner Chilcott Announce Receipt of Paragraph IV
Certification Notice for Dovonex® Solution

Copenhagen, Denmark and Fajardo, Puerto Rico – 29 June 2006

LEO Pharma and Warner Chilcott Company, Inc. announced that LEO has received a Paragraph IV Certification Notice from Hi-Tech Pharmacal Co. Inc. advising of the filing of an Abbreviated New Drug Application (ANDA) for a generic version of DOVONEX® solution.

DOVONEX® solution, which is marketed and sold in the United States by Warner Chilcott, is protected by U.S. Patent No. 5,763,426 which expires in 2015 and U.S. Patent No. 4,866,048, which expires in 2007.

LEO and Warner Chilcott are currently reviewing the detail of the Paragraph IV Notice letter from Hi-Tech Pharmacal and LEO continues to have full confidence in its intellectual property protecting DOVONEX® solution.

LEO Pharma is a research based pharmaceutical company employing 3,300 people in more than 40 countries. Headquartered in Denmark, LEO Pharma is among the world’s leading companies in topical dermatology and parenteral treatment of thromboembolic disorders.

Read more on www.leo-pharma.com.

Warner Chilcott is a leading specialty pharmaceutical company focused on developing, manufacturing, marketing and selling branded prescription products in women’s healthcare and dermatology in the United States.

Warner Chilcott’s Forward Looking Statements

This press release contains forward-looking statements, including statements concerning our operations, our economic performance and financial condition, and our business plans and growth strategy and product development efforts. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties.

The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements: our substantial indebtedness; competitive factors in the industry in which we operate; our ability to protect our intellectual property; a delay in qualifying our manufacturing facility to produce our products or production or regulatory problems with either third party manufacturers upon whom we may rely for some of our products or our own manufacturing facility; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems, the continued consolidation of the distribution network through which we sell our products, including wholesale drug distributors and the growth of large retail drug store chains; the loss of key senior management or scientific staff; an increase in litigation, including product liability claims and patent litigation; government regulation affecting the development, manufacture, marketing and sale of pharmaceutical products, including our ability and the ability of companies with whom we do business to obtain necessary regulatory approvals; our ability to successfully complete the implementation of a company-wide enterprise resource planning system without disrupting our business; our ability to manage the growth of our business by successfully identifying, developing, acquiring or licensing and marketing new products, obtain regulatory approval and customer acceptance of those products, and continued customer acceptance of our existing products; and other risks detailed from time-to-time in our financial statements and other investor communications.

We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in our forward-looking statements may not occur. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.